EXHIBIT 23.2



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1997, which appears on page F-1 of Form 10-KSB for International Franchise Systems, Inc., for the year ended December 29, 1996.





                                            MOORE STEPHENS, P. C.
                                            Certified Public Accountants.

Cranford, New Jersey
December 2, 1997